Remeasurement items affecting operating profit	12 Months Ended
Jun. 30, 2023
Remeasurement items affecting operating profit
Remeasurement items affecting operating profit
8	Remeasurement items affecting operating profit

		2023	2022	2021
for the year ended 30 June	Note	Rm	Rm	Rm
Effect of remeasurement items for subsidiaries and joint operations
Impairment of assets		37 298	77	34 200
property, plant and equipment	17	36 496	70	33 973
right of use assets	15	546	6	35
other intangible assets		256	1	80
equity accounted investment		—	—	112
Reversal of impairment of assets		(3 649)	(1 520)	(5 468)
property, plant and equipment	17	(3 649)	(1 505)	(5 440)
right of use assets	15	—	(15)	(2)
other intangible assets		—	—	(26)
(Profit)/loss on	9	(650)	(8 460)	(5 520)
disposal of property, plant and equipment[1]		(500)	(67)	(96)
disposal of other intangible assets		3	2	(130)
disposal of other assets		—	—	52
disposal of businesses[2]		(516)	(11 850)	(5 615)
scrapping of property, plant and equipment		363	3 366	269
sale and leaseback transactions		—	89	—
Write-off of unsuccessful exploration wells[3]		899	—	6
Remeasurement items per income statement		33 898	(9 903)	23 218
Tax impact		(8 951)	702	(7 771)
impairment of assets		(9 831)	(2)	(9 513)
reversal of impairment of assets		854	421	1 228
profit/loss on disposals, scrapping and sale and leaseback transactions		26	283	516
write-off of unsuccessful exploration wells		—	—	(2)
Non-controlling interest effect		8	(20)	1
Effect of remeasurement items for equity accounted investments		23	—	23
Total remeasurement items for the Group, net of tax		24 978	(9 221)	15 471
1	Relates mainly to the Chemicals America segment.
2	Relates mainly to the Gas segment.
3	Relates to the Gas segment. The Production Sharing Agreement (PSA) Inhasorro Deep Prospect (R307 million or $17,2 million), PT5-C Dorado-1 (R423 million or $23,8 million) and A5-A Raia-1 (R169 million or $9,5 million) wells were plugged and abandoned after being declared unsuccessful during the current year.

Impairment/reversal of impairments

The Group’s non-financial assets, other than inventories and deferred tax assets, are assessed for impairment indicators, as well as reversal of impairment indicators at each reporting date or whenever events or changes in circumstances indicate that the carrying value may not be recoverable or previous impairment should be reversed. At 30 June 2023, the Group’s net asset value exceeding its market capitalisation was identified as an impairment indicator. Recoverable amounts are estimated for individual assets or, where an individual asset cannot generate cash inflows independently, the recoverable amount is determined for the larger cash generating unit to which it belongs.

8	Remeasurement items affecting operating profit continued

Impairment calculations

The recoverable amount of the assets reviewed for impairment is determined based on the higher of the fair value less costs to sell or value-in-use calculations. Key assumptions relating to this valuation include the discount rate and cash flows used to determine the recoverable amount. Future cash flows are estimated based on financial budgets covering a five year period and extrapolated over the useful life of the assets to reflect the long term plans for the Group using the estimated growth rate for the specific business or project. Where reliable cash flow projections are available for period longer than five years, those budgeted cash flows are used in the impairment calculation. The estimated future cash flows and discount rate are post-tax, based on the assessment of current risks applicable to the specific entity and country in which it operates. Discounting post-tax cash flows at a post-tax discount rate yields the same results as discount pre-tax cash flows at a pre-tax discount rate, assuming there are no significant temporary tax differences.

Main assumptions used for impairment calculations

		2023	2022	2021
Long-term average crude oil price (Brent)*	US$/bbl	88,02	93,24	70,09
Long-term average ethane price*	US$c/gal	42,33	43,15	37,18
Long-term average ammonia price*	Rand/ton	9 046,19	10 173,00	5 297,00
Long-term average Southern African gas purchase price (real)*	US$/Gj	10,93	8,94	8,41
Long-term average refining margin*	US$/bbl	12,34	12,23	9,67
Long-term average exchange rate*	Rand/US$	17,40	15,95	14,57
*

Assumptions are provided on a long-term average basis in nominal terms unless indicated otherwise. Oil and ammonia price and exchange rate assumptions are calculated based on a five year period, while the ethane price is based on a ten year period. The refining margin is calculated until 2034, linked to the Sasolburg refinery’s useful life. The Southern African gas purchase price is calculated from 2030 until 2050 being the point at which gas from the existing gas fields in Mozambique are fully utilised and is linked to the South African integrated value chain’s useful life. The gas price is based on current observable market prices and are not comparable to the production cost of our own field development.

			United
		South	States of
		Africa	America	Europe
		%	%	%
Growth rate — long-term Producer Price Index	2023	5,50	2,00			2,00
Weighted average cost of capital*	2023	15,20	9,07	9,07	–	10,68
Growth rate — long-term Producer Price Index	2022	5,50	2,00			2,00
Weighted average cost of capital*	2022	14,41	8,13	8,13	–	9,57
Growth rate — long-term Producer Price Index	2021	5,50	2,00			2,00
Weighted average cost of capital*	2021	14,03	7,70	7,70	–	9,05
*	Calculated using spot market factors on 30 June.
8	Remeasurement items affecting operating profit continued

Significant impairment/(reversal of impairment) of assets in 2023

	Property,		Other
	plant and	Right of	intangible
	equipment	use assets	assets	Total
	2023	2023	2023	2023
Segment and Cash-generating unit (CGU)	Rm	Rm	Rm	Rm
Fuels segment
Secunda liquid fuels refinery	34 634	436	246	35 316
Chemicals Africa
South African Wax	928	—	4	932
Chemicals Eurasia
China Essential Care Chemicals (ECC)	766	110	—	876
Chemicals America
Tetramerization	(3 645)	—	—	(3 645)
Other (net)	164	—	6	170
	32 847	546	256	33 649

Other than for the CGUs specifically mentioned, all of the Group’s remaining CGUs have significant headroom and reasonable changes to the assumptions applied would not result in any impairment.

Description of sensitivity to changes in assumptions:

Key sources of estimation uncertainty include discount rates, commodity prices, exchange rates, carbon tax (and related allowances) and chemical prices. Management has considered the sensitivity of the recoverable amount calculations to these key assumptions and these sensitivities have been taken into consideration in determining the required impairments and reversals of impairments in the current period. Except when indicated below, reasonable changes to key assumptions would not result in a materially different outcome.

The following CGUs were impaired or a previous impairment was reversed at 31 December 2022:

South African Wax

The full impairment on the Wax CGU in Southern Africa was driven by higher cost to procure gas and lower sales volumes and prices due to an increasingly challenging market environment. A WACC rate of 14,66% was applied in estimating the recoverable amount of the CGU.

Chemicals Eurasia: China ECC

The full impairment on the CGU was driven by a combination of lower unit margins and higher costs resulting from the prolonged impact of COVID-19 on China’s economy. A WACC rate of 9,21% was applied in estimating the recoverable amount of the CGU.

Chemicals America: Tetramerization CGU

The Tetramerization CGU was impaired in 2019. Over the past year, a sustained improvement in plant reliability has resulted in increased volumes available for sale while longer-term contracts signed with several customers improved the overall profitability of the cash-generating unit. A WACC rate of 8,33% was applied in estimating the recoverable amount of the CGU.

8	Remeasurement items affecting operating profit continued

The following CGU was impaired at 31 December 2022 and at 30 June 2023:

Secunda liquid fuels refinery

The Secunda liquid fuels refinery was impaired by R8,1 billion at 31 December 2022 after being negatively impacted by an update in macroeconomic price assumptions including higher electricity price forecasts and lower gas selling prices. The forecasted short-term production was also updated to reflect the production challenges impacted by coal quality. The WACC rate applied in calculating the recoverable amount was 14,66%.

At 30 June 2023, the Group has made further progress with the development of its ERR to achieve a 30% reduction in GHG emissions by 2030 and comply with the requirements of the National Environmental Management: Air Quality Act , 39 of 2004 (Air Quality Act). The ERR involves the turning down of boilers, implementing energy efficiency projects, reducing coal usage and integrating 1 200 MW of renewable energy into our operations by 2030. With no significant additional gas to restore volumes back to historic levels, the ERR assumes lower production volumes of 6,7 mt/a post 2030 (2022: 7,5 mt/a) and as such a full impairment of R27,2 billion was recognised on the liquid fuels component of the Secunda refinery. The increasing cost of coal, capital investment to implement the ERR and cost of compliance were also included in the impairment calculation. Optimisation of the ERR is ongoing and there are a number of technology and feedstock solutions being evaluated to partially recover volume, however the maturity thereof needs to be progressed before it can be incorporated in the impairment calculation. Although the chemical CGUs in the Secunda complex were also negatively impacted, their respective recoverable amounts remained above carrying values given the products’ higher derivative value.

Management considered multiple cash flow scenarios in quantifying the recoverable amount of the CGU which is highly sensitive to changes in Brent crude prices, the rand/US$ exchange rate and production volumes. A 10% increase in the price of Brent crude and a R1 weakening in the rand/US$ exchange rate will have a positive impact on the recoverable amount of R25,7 billion and R15,3 billion respectively. A movement in the above mentioned inputs in the opposite direction would result in a similar but negative impact on the recoverable amounts compared to the values disclosed above. An improvement of Secunda volumes of 4% from 2024 to 2029 improves the recoverable amount by approximately R6,4 billion.

These sensitivity analyses do not fully incorporate consequential changes that may arise, such as changes in costs and business plans or absorption of carbon taxes by the market.

Significant (reversal of impairment)/impairment of assets in prior periods

Segment and Cash-generating unit		2022
(CGU)	Description	Rm
Chemicals Africa
Chemical Work-up & Heavy Alcohols

The CGU recognised impairments of R1,7 billion during 2020 largely due to the reduced-price outlook as a result of the low oil price environment and the COVID-19 pandemic. A higher price outlook on the back of a sustained increase in demand for alcohols into the personal hygiene market during and post the COVID-19 pandemic, resulted in the reversal of impairment at 31 December 2021.

		(1 396)
Other (net)		(47)
		(1 443)

8	Remeasurement items affecting operating profit continued

Segment and Cash-generating unit		2021
(CGU)	Description	Rm
Fuels segment
Secunda liquid fuels refinery	The impairment was largely due to a stronger forecasted rand/US$ exchange rate which impacted negatively on the forecasted Basic Fuel Price (BFP).	24 456
Chemicals America
Ethylene Oxide/Ethylene Glycol (EO/EG)

The Ziegler Alcohols Unit (Ziegler) delivers alcohol feed to the Ethoxylates (ETO) unit. In previous CGU assessments, the EO and EG plant together with the ETO plant were considered to be a separate CGU from the Alcohol units (Ziegler and Guerbet). During 2021 the CGUs were reassessed to be one integrated CGU. The impairment assessment of the combined CGU showed significant headroom resulting in the full remaining FY19 impairment of the EO/EG CGU being reversed.

		(4 934)
Chemicals Africa
Chlor Alkali and PVC

The impairment of the Chlor Alkali and PVC CGUs is as a result of the stronger forecast of the rand against the US dollar exchange rate and lower sales volumes. In addition, this CGU was further negatively impacted by the pending sale of the Sodium Cyanide business.

		1 094
Southern Africa Wax value chain

The impairment on the Wax value chain was driven by higher future LNG gas imports and SPT gas costs, lower sales volumes and prices due to reduced gas availability in 2022 and 2023 and the strengthening of the rand against the US dollar.

		7 863
Gas Segment
Sasol Canada – Shale gas assets	Sasol signed an agreement to divest of all our interests in Canada to Canadian Natural Resources Limited. Previous impairments of CAD45 million were reversed at 30 June 2021 to measure the carrying value of the disposal group at its fair value less cost to sell.	(521)
Other		774
		28 732

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Areas of judgement:

Determining as to whether, and by how much, cost incurred on a project is abnormal and needs to be scrapped involves judgement. The factors considered by management include the scale and complexity of the project, the technology being applied and guidance from experts in terms of what constitute abnormal wastage on the project.

Determination as to whether, and by how much, an asset, CGU, or group of CGUs is impaired, or whether previous impairment should be reversed, involves management estimates on highly uncertain matters such as the effects of inflation on operating expenses, discount rates, capital expenditure, carbon tax and related allowances, production profiles and future commodity prices, including the outlook for global or regional market supply-and-demand conditions for crude oil, natural gas and refined products. Judgement is also required when determining the appropriate grouping of assets into a CGU or the appropriate grouping of CGUs for impairment testing purposes.

The future cash flows were determined using the assumptions included in the latest budget as approved by the Board. If necessary, these cash flows are then adjusted to take into account any changes in assumptions or operating conditions that have been identified subsequent to the preparation of the budgets.

The weighted average growth rates used are consistent with the increase in the geographic segment long-term Producer Price Index.

The weighted average cost of capital rate (WACC) is derived from a pricing model. The variables used in the model are established on the basis of management judgement and current market conditions. Management judgement is also applied in estimating future cash flows and defining of CGUs. These values are sensitive to the cash flows projected for the periods for which detailed forecasts are not available and to the assumptions regarding the long-term sustainability of the cash flows thereafter.

As a significant emitter of GHG emissions, South Africa made commitments under the Paris Agreement to further reduce GHG emissions and to contribute to global efforts to limit global warming to well below 2°c above pre-industrial levels and to pursue efforts to achieve the 1,5°c temperature goal. The Group is targeting a 30% reduction in GHG emissions by 2030 which will pave the way to a Net Zero ambition by 2050. The Group has a clear roadmap to 2030 with capital and resources allocated to achieve the significant reduction in emissions. Where reasonable, supportable and permissible under IFRS, management has included the costs and capital from these initiatives in its cash flow forecasts.

Phase 1 of the South African Carbon Tax comes to an end in December 2025 with the Climate Change Bill currently undergoing public consultation. Management is required to reflect its best estimate of any expected applicable carbon taxes payable by the Group. This requires judgement of how future changes to relevant carbon tax policies and/or legislation are likely to affect the future cash flows of the Group’s CGUs, whether currently enacted or not. The future potential carbon taxes included in the recoverable amount calculations are based on the latest Taxation Laws Amendment Act.

Climate change and the transition to a low carbon economy are also likely to impact the future prices of commodities such as oil and natural gas which in turn may affect the recoverable amount of the Group’s property, plant and equipment and other non-current assets. Management has updated its best estimate of oil price assumptions used in determining the recoverable amounts of its CGUs in June 2023. The revised estimates reflect lower real oil price in the longer term as demand is expected to decrease as the transition to a low carbon economy progresses. The revised assumptions are based on the average June 2023 views obtained from two independent consultancies that reflect their views on market development. The energy transition may impact demand for certain refined products in the future.

Management will continue to review price assumptions as the energy transition progresses and this may result in impairment charges or reversals in the future.

8Remeasurement items affecting operating profit continued

Accounting policies:

Remeasurement items are amounts recognised in profit or loss relating to any change (whether realised or unrealised) in the carrying amount of non-current assets or liabilities that are less closely aligned to the normal operating or trading activities of the Group such as the impairment of non-current assets, profit or loss on disposal of non-current assets including businesses and equity accounted investments, and scrapping of assets.

The Group’s non-financial assets, other than inventories and deferred tax assets, are reviewed at each reporting date or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable, to determine whether there is any indication of impairment. An impairment test is performed on all goodwill, intangible assets not yet in use and intangible assets with indefinite useful lives at each reporting date.

The recoverable amount of an asset or cash generating unit is defined as the amount that reflects the greater of the fair value less costs of disposal and value-in-use that can be attributed to an asset as a result of its ongoing use by the entity. Value-in-use is estimated using a discounted cash flow model. The future cash flows are adjusted for risks specific to the asset and is adjusted where applicable to take into account any specific risks relating to the country where the asset or cash-generating unit is located. The rate applied in each country is reassessed each year. The recoverable amount may be adjusted to take into account recent market transactions for a similar asset.

Some assets are an integral part of the value chain but are not capable of generating independent cash flows because there is no active market for the product streams produced from these assets, or the market does not have the ability to absorb the product streams produced from these assets or it is not practically possible to access the market due to infrastructure constraints that would be costly to construct. Product streams produced by these assets form an input into another process and accordingly do not have an active market. These assets are classified as corporate assets in terms of IAS 36 when their output supports the production of multiple product streams that are ultimately sold into an active market.

The Group’s corporate assets are allocated to the relevant cash-generating unit based on a cost or volume contribution metric. Costs incurred by the corporate asset are allocated to the appropriate cash generating unit at cost. If there is an indication that a corporate asset may be impaired, then the recoverable amount is determined for the cash-generating unit to which the corporate asset belongs.

In Southern Africa, the coal value chain starts with feedstock mined in Secunda and Sasolburg and continues along the integrated processes of the operating business units, ultimately resulting in fuels and chemicals-based product lines. Similarly, the gas value chain starts with the feedstock obtained in Mozambique and continues along the conversion processes in Secunda and Sasolburg, ultimately resulting in fuels and chemicals-based product lines.

The groups of assets which support the different product lines, including corporate asset allocations, are considered to be separate cash-generating units.

In the US, the ethylene value chain results in various chemicals-based product lines, sold into active markets. The assets which support the different chemicals-based product lines, including corporate asset allocations, are considered to be separate cash-generating units.

In Europe, the identification of separate cash-generating units is based on the various product streams that have the ability to be sold into active markets by the European business units.

Certain products are sometimes produced incidentally from the main conversion processes and can be sold into active markets. When this is the case, the assets that are directly attributable to the production of these products, are classified as separate cash-generating units. The cost of conversion of these products is compared against the revenue when assessing the asset for impairment.

8	Remeasurement items affecting operating profit continued

Exploration assets are tested for impairment when development of the property commences or whenever facts and circumstances indicate impairment. An impairment loss is recognised for the amount by which the exploration assets carrying amount exceeds their recoverable amount.

When the Group loses control over a subsidiary, it derecognises the assets and liabilities of the subsidiary, and any related non-controlling interest and other components of equity. Any resulting gain or loss is recognised in profit or loss. Any interest retained in the former subsidiary is measured at fair value when control is lost. Any gain or loss on disposal will comprise that attributed to the portion disposed of and the remeasurement of the portion retained.